UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 5, 2005

EDGETECH SERVICES INC.

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive, Suite 615

Toronto, ON Canada M3C 3S2

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Copies to:

 Warren J. Soloski,  Esq., Warren J. Soloski, APC, 11300 West Olympic Blvd.,

Suite 800, Los Angeles, CA 90064 (310) 477-9742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENT TO THE ARTICLES OF INCORPORATION OR BYLAWS;

On May 5, 2005, the Registrant’s, Board of Directors amended the Registrant’s bylaws to (i) reflect the name change to “Edgetech Services Inc.”, (ii)  change the date and place for the annual meeting from “the 20th day of July of each year, commencing with the year 1998, at the hour of 10:00 a.m., or at such other time on such other day as shall be fixed by the board of directors for the purpose of electing directors” to “a date, time and place which shall be designated by the Board of Directors and stated in the notice of meeting”, and (iii) change the principal office from “Carson City” to “City of Toronto”.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS; CHANGE IN FISCAL YEAR

(a)	Financial statements of businesses acquired.

Not applicable.

(b)

Pro forma financial information.

Not applicable.

(c)

Exhibits.

Exhibit Number	Description
3.1	Bylaws of Edgetech Services Inc.

                                                              Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/ Sang-Ho Kim

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                                    Sang-Ho Kim, President

Dated: May 5, 2005